UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2024

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Second Avenue, Suite 2S New York New York		10003
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2024, Consolidated Amusement Holdings, LLC (“CAH”), a subsidiary of Reading International, Inc. (the “Company”), and other affiliates of CAH (the “Guarantors”), entered into a Waiver and Sixth Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) that amended certain terms of the Second Amended and Restated Credit Agreement, dated as of March 6, 2020, among CAH, the Guarantors, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended and supplemented, the “BofA Credit Facility”). Pursuant to the Amendment, the maturity date of the BofA Credit Facility was extended to August 18, 2025. The Amendment also (i) includes a mandatory principal paydown of $275,000 on the date of the Amendment, (ii) eliminates the minimum liquidity covenant, (iii) reduces the principal amortization amounts, and (iv) requires certain principal paydowns on the sale of certain real estate assets.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Item 2.02 Results of Operations and Financial Condition.

On April 1, 2024, Reading International, Inc. issued a press release announcing information regarding its results of operations and financial condition for the year and quarter ended December 31, 2023, a copy of which is attached as Exhibit 99.2 (“Earnings Release”).

The Consolidated Balance Sheet contained in the Earnings Release issued by Reading on April 1, 2024 contained an incorrect classification of debt which did not take into account the amendment to the Bank of America facility which was entered into on March 27, 2024. As of December 31, 2023, the “Debt – current portion” of the Balance Sheet is $34.484 million and the “Debt – long-term portion” is $146.605 million. A copy of the corrected earnings release issued by Reading on April 2, 2024 is attached as Exhibit 99.1. The disclosure regarding Reading’s debt contained in its Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on March 29, 2024, is correct.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release (As Corrected) issued by Reading International, Inc. on April 2, 2024 pertaining to its results of operations and financial condition for the year and quarter ended December 31, 2023.
99.2	Press release issued by Reading International, Inc. on April 1, 2024 pertaining to its results of operations and financial condition for the year and quarter ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: April 2, 2024	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer